                                                                    EXHIBIT 99.1

                                 [iVillage Logo]

FOR IMMEDIATE RELEASE

                 iVillage Reports Fourth Quarter 2003 Net Income
              With 16% Year-over-Year Fourth Quarter Revenue Growth

              Company Posts $1.3 Million Earnings Before Interest,
      Taxes, Depreciation and Amortization (EBITDA) for Fourth Quarter 2003

                     Company Raises 2004 Financial Guidance

NEW YORK -February XX, 2004 - iVillage Inc. (Nasdaq: IVIL), The Internet For WomenTM, a leading women's media company and the number one source for women's information online, today announced financial results for the fourth quarter and fiscal year ended December 31, 2003.

Fourth quarter 2003 revenues were $15.9 million, a 16% increase when compared to revenues of $13.7 million for the same period one year ago. iVillage reported net income for the fourth quarter 2003 of $0.3 million, or $0.01 per share, compared to a net loss of $7.5 million, or ($0.13) per share, for the fourth quarter of 2002, which includes an approximate $1.0 million impairment of goodwill.

Douglas W. McCormick, Chairman & Chief Executive Officer, iVillage Inc., said, "Advertising revenues continue to increase as iVillage becomes an important staple in the branding efforts of marketers. For the first time, iVillage has achieved net income, a milestone for the company greatly helped by our increase in sales and our sharp focus on costs. iVillage's dominance of the women's space allows us to deliver great value to our advertisers, partners and our stockholders."

iVillage reported Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)(1) of $1.3 million for the fourth quarter 2003, compared to an EBITDA loss of $3.7 million for the fourth quarter 2002.

iVillage reported revenues of $55.2 million for fiscal year 2003, compared to $59.4 million for fiscal year 2002. For 2003, iVillage reported an EBITDA loss of $5.9 million, compared to an EBITDA loss of $6.9 million for fiscal year 2002, excluding certain non-recurring cash and non-cash expenses(2). Including these expenses, iVillage's EBITDA loss for fiscal year 2003 would have been $16.0 million and $12.3 million for fiscal year 2002. Net loss for fiscal year 2003 was $27.1 million, or ($0.49) per share, compared to net loss of $33.9 million, or ($0.62) per share, for fiscal year 2002. Excluding certain non-recurring cash and non-cash expenses(3), net loss for fiscal year 2003 was $13.0 million, or ($0.23) per share, compared to a net loss of $18.4 million, or ($0.34) per share, for fiscal year 2002.

                              2004 Business Outlook

For fiscal year 2004, iVillage expects over 20% growth in revenue as compared to revenue for fiscal year 2003. iVillage continues to focus on profitability and growth and is increasing its EBITDA outlook for 2004 to in excess of $6.0 million. In addition, the Company expects to report net income for fiscal year 2004. iVillage reserves the right to update its financial outlook at any time for any reason.

                          Strategic Company Highlights

o Hearst - iVillage has recently expanded its relationship with Hearst Magazines, a unit of Hearst Communications, Inc., through a production and hosting agreement for a new Hearst Teen Online Network of magazine Web sites. Under the agreement, iVillage will provide design, production and hosting services for the new Hearst Teen Online Network comprised of the Seventeen, CosmoGIRL!, and Teen magazine Web sites. iVillage will receive a monthly fee for ongoing support including hosting, ad serving and resource allocation, in addition to one-time redesign and migration fees.

o MSN - In September 2003, iVillage and the MSN(R) network entered into a content publication agreement, under which MSN will present select iVillage content on its women's channel, MSN Women. iVillage provides editorially relevant content to MSN across several categories. The iVillage logo and links to additional information on related content at iVillage appear throughout the MSN Women channel and wherever iVillage content appears on MSN.

o Google - iVillage entered into an agreement with Google during the third quarter of 2003 that brings Google's targeted content and search advertisements and Web search technology to the iVillage Network. iVillage shares in the revenue generated when its visitors click on Google advertisements, which are placed throughout relevant content pages across the iVillage Network.

o gURL.com - To expand its demographic reach to include girls that are thirteen years of age and older, iVillage acquired the gURL.com Web site and related assets from Primedia, Inc. in August 2003. This acquisition also allows the Company to target an expanded list of advertisers, as well as additional brands of current advertisers.

                         Q4 2003 Advertising Highlights

o Advertising and Sponsorship sales at iVillage continued to grow with year-to-year sales increasing more than 20% excluding long-term legacy deals.

o Fourth quarter 2003 new advertisers and marketers, or those deepening their iVillage relationship by adding new brands, included, General Mills, Home Depot, Kraft, Mars/Masterfoods USA, Reebok, Warner Bros., WestPoint Stevens and Wyeth, among others.

o During the quarter, iVillage implemented innovative campaigns for retail marketers targeting women during the holidays, including Best Buy, Circuit City, Kinko's, Sears and Staples, among others.

                                     Metrics

o In December 2003, The iVillage Network was the 31st most visited site in the U.S. according to comScore Media Metrix(4). With nearly 15 million unique monthly visitors, iVillage reaches nearly 10% of the total online population and approximately 13% of women 18+ online(5). Visitors return nearly 3 times per month on average(6).

o iVillage is the #1 women's community site and the #6 community site overall on the Web(7).

o The Company had approximately 12 million members at the end of the fourth quarter 2003(8).

o Substance.com, iVillage's online beauty venture, continues to be the #1 beauty content destination online(9).

o iVillage delivered nearly 353 million average monthly page views during the fourth quarter 2003 compared to 345 million average monthly page views during the third quarter 2003(10).

                                 Conference Call

iVillage will hold a conference call to discuss its fourth quarter and year-end 2003 financial results today at 4:30 PM (EST). The conference call will be broadcast live on the Internet and will be available on the Investor Relations section of iVillage's Web site, located at www.ivillage.com/investor, and on Street Events, located at www.streetevents.com. A replay of the conference call will be available on the iVillage Investor Relations Web site approximately one hour after the call ends Tuesday, February 3, 2004 until 5:00 PM (EST) Thursday, February 5, 2004 after which a transcript of the call will be posted on the iVillage Investor Relations Web site.

About iVillage Inc.
iVillage Inc. is a leading women's media company and the number one source for women's information online. iVillage operates the iVillage.com Web site, Women.com Networks, Inc. (operator of the Women.com Web site), iVillage Parenting Network, Inc., Public Affairs Group, Inc., Promotions.com, Inc., iVillage Consulting (formerly iVillage Solutions), and Knowledgeweb, Inc. (operator of the Astrology.com Web site). iVillage.com and Women.com are leading women's online destinations providing practical solutions and everyday support for women 18 and over. iVillage Parenting Network is a holding company for Lamaze Publishing Company, a publisher of advertiser supported educational materials for expectant and new parents, and iVillage Integrated Properties, Inc., the operator of The Newborn Channel, a satellite television network broadcast in approximately 1,100 hospitals nationwide, and the publisher of Baby Steps magazine. Public Affairs Group is comprised of three divisions: Business Women's Network, Diversity Best Practices and Best Practices in Corporate Communications, each offering extensive databases of pertinent information to subscribing companies and members. Promotions.com provides promotions and direct marketing programs that are integrated with customers' offline marketing initiatives.

iVillage.com is organized into channels and communities across multiple topics of high importance to women and offers interactive services, peer support, content and online access to experts and tailored shopping opportunities. The major content areas include Babies, Beauty, Diet & Fitness, Entertainment, Food, Health, Home & Garden, Horoscopes, Money, Parenting, Pets, Pregnancy, Quizzes, Relationships and Work. iVillage facilitates use across content areas by providing a similar look and feel within each area and across the network, resulting in a consistent and strongly branded Web site.

Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq:
IVIL) is recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services. Membership to iVillage.com is free and provides features such as personal homepages, message boards and other community tools.

Average monthly page views for the iVillage Network of Web sites totaled nearly 353 million for the quarter ended December 31, 2003. In December 2003, according to comScore Media Metrix, iVillage ranked 31st among the top 100 Web and Digital Media properties with nearly 15 million unique visitors in the United States and had an average reach of nearly 10% of the total online population. Also according to comScore Media Metrix, during this period visitors returned an average of nearly 3 times per month.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the media industry, (ii) changes in domestic and foreign economic, political and market conditions, (iii) the effect of federal, state and foreign regulation on iVillage's business, (iv) the impact of recent and future acquisitions and joint ventures on iVillage's business and financial condition, (v) iVillage's ability to establish and maintain relationships with advertisers, sponsors, and other third party providers and partners, and (vi) the impact of pending litigation on iVillage's business and financial condition. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                      # # #

CONTACT:
iVillage Inc.
Carl Fischer
212.600.6502
CFISCHER@MAIL.IVILLAGE.COM


--------
1 To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP) in the United States, iVillage uses non-GAAP measures of operating results and net income, such as EBITDA (defined by iVillage as Earnings (Loss) Before Interest, Taxes, Depreciation and Amortization), which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance individuals' overall understanding of the Company's current financial performance and its prospects for the future. Specifically, iVillage believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that are not indicative of the Company's core operating results. In addition, since iVillage has historically reported non-GAAP results to the investment community, the Company believes the inclusion of non-GAAP financial measures provides consistency in its financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods, as well as for executive compensation. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Please refer to iVillage's unaudited consolidated financial statements accompanying this press release for a reconciliation of any non-GAAP financial measures included in this press release to the corresponding GAAP financial measures. Although EBITDA is frequently used as a measure of operating performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

2 Cash expenses relate to the termination of the NBC advertising contract in 2002 and severance costs in 2003. Non-cash expenses relate to the abandonment and renegotiation of leased real estate resulting in a write-off of certain fixed assets in 2003.
3 Cash expenses relate to the termination of the NBC advertising contract in 2002 and severance costs in 2003. Non-cash expenses for 2002 relate to a cumulative effect of accounting change and an impairment of goodwill. Non-cash expenses for 2003 relate to the abandonment of leased real estate resulting in a write-off of certain fixed assets and the restructuring of certain iVillage businesses leading to an impairment of goodwill and intangible assets.
4 Properties under iVillage.com: The Women's Network measured by comScore Media Metrix include: iVillage.com, iVillage Astrology, iVillage Family, iVillage Health, iVillage Substance, iVillage.co.uk, Americancapitalservices.com, Business Women's Network, Cosmomag.com, Countrylivingmag.com, Countrylivinggardener.com, Gardenweb.com, Goodhousekeeping.com,
Housebeautiful.com, Mail.com, Marieclaire.com, Marieclairereader.com, Promotions.com, Redbookmag.com, Sendthisaround.com, Tncweddings.com, Townandcountrymag.com, Webstakes.com, and Women.com. All references in this release to The iVillage Network and comScore Media Metrix include these web properties.
5  comScore Media Metrix, December 2003.
6  comScore Media Metrix custom report, December 2003.
7  comScore Media Metrix, December 2003
8  iVillage internal statistics, three months ended December 31, 2003.
9  comScore Media Metrix, December 2003
10 iVillage internal statistics, three months ended December 31, 2003 and September 30, 2003
                         iVillage Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                           Three months ended                 Year ended
                                                                               December 31,                   December 31,
                                                                         ------------------------       ------------------------
                                                                            2003           2002           2003           2002
                                                                         ---------       --------       --------       ---------

Revenues                                                                  $ 15,863       $ 13,655       $ 55,221       $ 59,423

Operating expenses:
  Editorial, product development and technology                              6,662          6,518         28,842         27,973
  Sales and marketing                                                        4,908          5,713         19,724         21,731
  Sales and marketing - NBC/Hearst expenses                                     21            987            239          3,147
  General and administrative                                                 3,019          4,114         13,314         13,474
  Lease restructuring charge and related impairment of fixed assets           --             --            9,126           --
  Termination of NBC advertising contract                                     --             --             --            5,359
  Depreciation and amortization                                              1,791          2,813          8,595         11,900
  Impairment of goodwill, intangibles and fixed assets                        --              971          4,029            971
                                                                          --------       --------       --------       --------

      Total operating expenses                                              16,401         21,116         83,869         84,555
                                                                          --------       --------       --------       --------

      Loss from operations                                                    (538)        (7,461)       (28,648)       (25,132)

Interest income, net                                                            26             54            218            485
Other income (expense), net                                                    588            (50)           727            (34)
Gain on sale of joint venture interest                                         200           --              625           --
                                                                          --------       --------       --------       --------
Net income (loss) before minority interest and cumulative effect
   of accounting change                                                        276         (7,457)       (27,078)       (24,681)

Minority interest                                                               56            (11)           (51)           (74)
                                                                          --------       --------       --------       --------

Net income (loss) before cumulative effect of accounting change                332         (7,468)       (27,129)       (24,755)

Cumulative effect of accounting change                                        --             --             --           (9,181)
                                                                          --------       --------       --------       --------

Net income (loss)                                                         $    332       $ (7,468)      $(27,129)      $(33,936)
                                                                          ========       ========       ========       ========

Basic and diluted per share data:
   Net income (loss) before cumulative effect of accounting change        $   0.01       $  (0.13)      $  (0.49)      $  (0.45)
   Cumulative effect of accounting change                                     --             --             --            (0.17)
                                                                          --------       --------       --------       --------
   Net income (loss)                                                      $   0.01       $  (0.13)      $  (0.49)      $  (0.62)
                                                                          ========       ========       ========       ========

Weighted-average shares of common stock outstanding:
   Basic                                                                    56,243         55,535         55,772         54,841
                                                                          ========       ========       ========       ========

   Diluted                                                                  59,723         55,535         55,772         54,841
                                                                          ========       ========       ========       ========

                         iVillage Inc. and Subsidiaries
                           Supplemental Financial Data
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                                     Three months ended            Year ended
                                                                                         December 31,              December 31,
                                                                                  ------------------------   -----------------------
                                                                                    2003          2002           2003        2002
                                                                                  ----------    ----------   ----------    ---------
EBITDA (loss) reconciliation:
     Net income (loss)                                                              $    332     $ (7,468)    $(27,129)    $(33,936)
     Addback: Depreciation and amortization                                            1,791        2,813        8,595       11,900
              Impairment of goodwill, intangibles and fixed assets                      --            971        4,029          971
              Interest income, net                                                       (26)         (54)        (218)        (485)
              Other (income) loss, net                                                  (588)          50         (727)          34
              Gain on sale of joint venture interest                                    (200)        --           (625)        --
              Minority interest                                                          (56)          11           51           74
              Cumulative effect of accounting change                                    --           --           --          9,181
                                                                                    --------     --------     --------     --------
EBITDA (loss)                                                                       $  1,253     $ (3,677)    $(16,024)    $(12,261)
                                                                                    ========     ========     ========     ========

EBITDA (loss) excluding certain one-time and/or non-cash
charges reconciliation:
     EBITDA (loss)                                                                  $  1,253     $ (3,677)    $(16,024)    $(12,261)
     Addback: Lease restructuring charge and severance and other related costs          --           --         10,075         --
              Termination of NBC advertising contract                                   --           --           --          5,359
                                                                                    --------     --------     --------     --------
     EBITDA (loss) excluding certain one-time and/or non-cash charges               $  1,253     $ (3,677)    $ (5,949)    $ (6,902)
                                                                                    ========     ========     ========     ========

Net income (loss) excluding certain one-time and/or non-cash charges reconciliation:
     Net income (loss)                                                              $    332     $ (7,468)    $(27,129)    $(33,936)
     Addback: Lease restructuring charge and severance and other related costs          --           --         10,075         --
              Impairment of goodwill, intangibles and fixed assets                      --            971        4,029          971
              Termination of NBC advertising contract                                   --           --           --          5,359
              Cumulative effect of accounting change                                    --           --           --          9,181
                                                                                    --------     --------     --------     --------
Net income (loss) excluding certain one-time and/or non-cash charges                $    332     $ (6,497)    $(13,025)    $(18,425)
                                                                                    ========     ========     ========     ========

Basic and diluted net income (loss) excluding certain one-time and/or non-cash charges per share reconciliation:
    Basic and diluted net income (loss) per share                                   $   0.01     $  (0.13)    $  (0.49)    $  (0.62)
     Addback: Lease restructuring charge and severance and other related costs          --           --           0.18         --
              Impairment of goodwill, intangibles and fixed assets                      --           0.02         0.07         0.02
              Termination of NBC advertising contract                                   --           --           --           0.10
              Cumulative effect of accounting change                                    --           --           --           0.17
                                                                                    --------     --------     --------     --------
Basic and diluted net income (loss) excluding certain one-time and/or
       non-cash charges per share                                                   $   0.01     $  (0.12)    $  (0.23)    $  (0.34)
                                                                                    ========     ========     ========     ========

Weighted average shares of common stock outstanding used in computing net income (loss) excluding certain one-time and/or non-cash charges per share:
     Basic                                                                            56,243       55,535       55,772       54,841
                                                                                    ========     ========     ========     ========
     Diluted                                                                          59,723       55,535       55,772       54,841
                                                                                    ========     ========     ========     ========

                         iVillage Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)


                                               December 31,   December 31,
                                                  2003           2002
                                              -------------   ------------

                                ASSETS:

Current assets:
  Cash and cash equivalents                      $ 15,823      $ 21,386
  Accounts receivable, net                          7,517         5,336
  Prepaid rent                                        318          --
  Other current assets                              3,520         5,960
                                                 --------      --------
    Total current assets                           27,178        32,682

Restricted cash                                      --           8,474
Fixed assets, net                                   7,269        17,157
Goodwill and intangible assets, net                34,569        41,984
Prepaid rent, net of current portion                3,354          --
Other assets                                          158           289
                                                 --------      --------
    Total assets                                 $ 72,528      $100,586
                                                 ========      ========

                    LIABILITIES and STOCKHOLDERS' EQUITY:

Current liabilities:
  Accounts payable and accrued expenses          $ 10,441      $ 10,319
  Deferred revenue                                  3,323         3,514
  Other liabilities                                   334           446
                                                 --------      --------
    Total current liabilities                      14,098        14,279

Deferred rent, net of current portion               1,483         3,926
                                                 --------      --------
    Total liabilities                              15,581        18,205

Minority interest                                    --             181

Commitments and contingencies

Stockholders' equity                               56,947        82,200
                                                 --------      --------
    Total liabilities and stockholders' equity   $ 72,528      $100,586
                                                 ========      ========
                         iVillage Inc. and Subsidiaries
                           Quarterly Income Statement
                  ($ in Million except for per share amounts)
                                  (Unaudited)


                                                              Mar-02       Jun-02      Sep-02       Dec-02        FY 02      Mar-03

Revenue                                                     $ 15.067     $ 16.072    $ 14.629     $ 13.655     $ 59.423    $ 12.592
Growth q-q                                                      -16%           7%         -9%          -7%                      -8%
Growth Y/y                                                       20%          40%        -19%         -24%          -1%        -16%


Editorial, product development & technology                    6.681        7.302       7.472        6.518       27.973       7.575
  % of Revenues                                                  44%          45%         51%          48%          47%         60%
Sales and marketing                                            6.085        6.179       5.914        6.700       24.878       5.525
  % of Revenues                                                  40%          38%         40%          49%          42%         44%
General and administrative                                     2.814        3.308       3.238        4.114       13.474       3.032
  % of Revenues                                                  19%          21%         22%          30%          23%         24%
Lease restructuring charge and related impairment
of fixed assets                                                   -            -           -            -            -           -
  % of Revenues                                                   0%           0%          0%           0%           0%          0%
Termination of NBC advertising contract                        5.359            -           -            -        5.359           -
  % of Revenues                                                  36%           0%          0%           0%           9%          0%
Depreciation and amortization                                  2.959        2.975       3.153        2.813       11.900       2.723
  % of Revenues                                                  20%          19%         22%          21%          20%         22%
Impairment of goodwill, intangibles and fixed assets               -            -           -        0.971        0.971           -
  % of Revenues                                                   0%           0%          0%           7%           2%          0%
                                                          --------------------------------------------------------------------------
Total operating expenses                                      23.898       19.764      19.777       21.116       84.555      18.855
  % of Revenues                                                 159%         123%        135%         155%         142%        150%

                                                          --------------------------------------------------------------------------
Loss from operations                                          (8.831)      (3.692)     (5.148)      (7.461)     (25.132)     (6.263)

Interest income, net                                           0.163        0.122       0.146        0.054        0.485       0.089
Other (expense) income, net                                        -            -       0.016       (0.050)      (0.034)          -
Gain on sale of joint venture interest                             -            -           -            -            -       0.025
Minority interest                                             (0.047)      (0.034)      0.018       (0.011)      (0.074)      0.013
Cumulative effect of accounting change                        (9.181)           -           -            -       (9.181)          -
                                                          --------------------------------------------------------------------------
Net (loss) income                                          $ (17.896)    $ (3.604)   $ (4.968)    $ (7.468)   $ (33.936)   $ (6.136)

Basic and diluted net (loss) income per share                $ (0.34)     $ (0.07)    $ (0.09)     $ (0.13)     $ (0.62)    $ (0.11)
 Weighted average shares of common stock
 outstanding - basic                                            53.4         54.9        55.5         55.5         54.8        55.5
 Weighted average shares of common stock
 outstanding - diluted                                          53.4         54.9        55.5         55.5         54.8        55.5

Additional Financial Information
Revenue from barter                                            0.890        0.908       0.762        1.003        3.563       0.975
  % of Revenues                                                   6%           6%          5%           7%           6%          8%

                                                                Jun-03      Sep-03        Dec-03        FY 03

Revenue                                                       $ 13.204    $ 13.562      $ 15.863     $ 55.221
Growth q-q                                                          5%          3%           17%
Growth Y/y                                                        -18%         -7%           16%          -7%


Editorial, product development & technology                      7.054       7.551         6.662       28.842
  % of Revenues                                                    53%         56%           42%          52%
Sales and marketing                                              5.033       4.476         4.929       19.963
  % of Revenues                                                    38%         33%           31%          36%
General and administrative                                       3.065       4.198         3.019       13.314
  % of Revenues                                                    23%         31%           19%          24%
Lease restructuring charge and related impairment
of fixed assets                                                 4.025       5.101             -        9.126
  % of Revenues                                                    30%         38%            0%          17%
Termination of NBC advertising contract                              -           -             -            -
  % of Revenues                                                     0%          0%            0%           0%
Depreciation and amortization                                    2.225       1.856         1.791        8.595
  % of Revenues                                                    17%         14%           11%          16%
Impairment of goodwill, intangibles and fixed assets             4.029           -             -        4.029
  % of Revenues                                                    31%          0%            0%           7%
                                                          ----------------------------------------------------
Total operating expenses                                        25.431      23.182        16.401       83.869
  % of Revenues                                                   193%        171%          103%         152%

                                                          ----------------------------------------------------
Loss from operations                                           (12.227)     (9.620)       (0.538)     (28.648)

Interest income, net                                             0.041       0.062         0.026        0.218
Other (expense) income, net                                          -       0.139         0.588        0.727
Gain on sale of joint venture interest                           0.200       0.200         0.200        0.625
Minority interest                                               (0.073)     (0.047)        0.056       (0.051)
Cumulative effect of accounting change                               -           -             -            -
                                                          ----------------------------------------------------
Net (loss) income                                            $ (12.059)   $ (9.266)      $ 0.332    $ (27.129)

Basic and diluted net (loss) income per share                  $ (0.22)    $ (0.17)       $ 0.01      $ (0.49)
 Weighted average shares of common stock
 outstanding - basic                                              55.6        55.8          56.2         55.8
 Weighted average shares of common stock
 outstanding - diluted                                            55.6        55.8          59.7         55.8

Additional Financial Information
Revenue from barter                                              0.975       1.057         0.981        3.988
  % of Revenues                                                     7%          8%            6%           7%

                         iVillage Inc. and Subsidiaries
                     Quarterly Supplemental Financial Data
                  ($ in Million except for per share amounts)
                                  (Unaudited)

                                                                                     Mar-02       Jun-02      Sep-02      Dec-02

EBITDA (loss) reconciliation:
Net (loss) income                                                                 $ (17.896)    $ (3.604)   $ (4.968)   $ (7.468)
Addback: Depreciation and amortization                                                2.959        2.975       3.153       2.813
         Impairment of goodwill, intangibles and fixed assets                             -            -           -       0.971
         Interest income, net                                                        (0.163)      (0.122)     (0.146)     (0.054)
         Other (income) expense, net                                                      -            -      (0.016)      0.050
         Gain on sale of joint venture interest                                           -            -           -           -
         Minority interest                                                            0.047        0.034      (0.018)      0.011
         Cumulative effect of accounting change                                       9.181            -           -           -
                                                                                ---------------------------------------------------
EBITDA (loss)                                                                      $ (5.872)    $ (0.717)   $ (1.995)   $ (3.677)

EBITDA (loss) excluding certain one-time and/or non-cash
charges reconciliation:
EBITDA (loss)                                                                      $ (5.872)    $ (0.717)   $ (1.995)   $ (3.677)
Addback: Lease restructuring charge and severance and other related costs                 -            -           -           -
               Termination of NBC advertising contract                                5.359            -           -           -
                                                                                ---------------------------------------------------
EBITDA (loss) excluding certain one-time and/or non-cash charges                   $ (0.513)    $ (0.717)   $ (1.995)   $ (3.677)

Net (loss) income excluding certain one-time and/or non-cash charges reconciliation:
Net (loss) income                                                                 $ (17.896)    $ (3.604)   $ (4.968)   $ (7.468)
Addback: Lease restructuring charge and severance and other related costs                 -            -           -           -
         Impairment of goodwill, intangibles and fixed assets                             -            -           -       0.971
         Termination of NBC advertising contract                                      5.359            -           -           -
         Cumulative effect of accounting change                                       9.181            -           -           -
                                                                                ---------------------------------------------------
Net (loss) income excluding certain one-time and/or non-cash charges               $ (3.356)    $ (3.604)   $ (4.968)   $ (6.497)

Basic and diluted net (loss) income excluding certain one-time and/or non-cash charges per share reconciliation:
Basic and diluted net (loss) income per share                                       $ (0.34)     $ (0.07)    $ (0.09)    $ (0.13)
Addback: Lease restructuring charge and severance and other related costs                 -            -           -           -
         Impairment of goodwill, intangibles and fixed assets                             -            -           -        0.02
         Termination of NBC advertising contract                                       0.10            -           -           -
         Cumulative effect of accounting change                                        0.18            -           -           -
                                                                                ---------------------------------------------------
Basic and diluted net (loss) income excluding certain one-time
and/or non-cash charges per share                                                   $ (0.06)     $ (0.07)    $ (0.09)    $ (0.12)

Weighted average shares of common stock outstanding used in computing net
(loss) income excluding certain one-time and/or non-cash charges per share
     Basic                                                                             53.4         54.9        55.5        55.5
     Diluted                                                                           53.4         54.9        55.5        55.5

                                                                                    FY 02      Mar-03      Jun-03       Sep-03

EBITDA (loss) reconciliation:
Net (loss) income                                                               $ (33.936)   $ (6.136)  $ (12.059)    $ (9.266)
Addback: Depreciation and amortization                                             11.900       2.723       2.225        1.856
         Impairment of goodwill, intangibles and fixed assets                       0.971           -       4.029            -
         Interest income, net                                                      (0.485)     (0.089)     (0.041)      (0.062)
         Other (income) expense, net                                                0.034           -           -       (0.139)
         Gain on sale of joint venture interest                                         -      (0.025)     (0.200)      (0.200)
         Minority interest                                                          0.074      (0.013)      0.073        0.047
         Cumulative effect of accounting change                                     9.181           -           -            -
                                                                                --------------------------------------------------
EBITDA (loss)                                                                   $ (12.261)   $ (3.540)   $ (5.973)    $ (7.764)

EBITDA (loss) excluding certain one-time and/or non-cash
charges reconciliation:
EBITDA (loss)                                                                   $ (12.261)   $ (3.540)   $ (5.973)    $ (7.764)
Addback: Lease restructuring charge and severance and other related costs               -           -       4.025        6.050
         Termination of NBC advertising contract                                    5.359           -           -            -
                                                                                --------------------------------------------------
EBITDA (loss) excluding certain one-time and/or non-cash charges                 $ (6.902)   $ (3.540)   $ (1.948)    $ (1.714)

Net (loss) income excluding certain one-time and/or non-cash charges reconciliation:
Net (loss) income                                                               $ (33.936)   $ (6.136)  $ (12.059)    $ (9.266)
Addback: Lease restructuring charge and severance and other related costs               -           -       4.025        6.050
         Impairment of goodwill, intangibles and fixed assets                       0.971           -       4.029            -
         Termination of NBC advertising contract                                    5.359           -           -            -
         Cumulative effect of accounting change                                     9.181           -           -            -
                                                                                --------------------------------------------------
Net (loss) income excluding certain one-time and/or non-cash charges            $ (18.425)   $ (6.136)   $ (4.005)    $ (3.216)

Basic and diluted net (loss) income excluding certain one-time and/or non-cash charges per share reconciliation:
Basic and diluted net (loss) income per share                                     $ (0.62)    $ (0.11)    $ (0.22)     $ (0.17)
Addback: Lease restructuring charge and severance and other related costs               -           -        0.07         0.11
         Impairment of goodwill, intangibles and fixed assets                        0.02           -        0.07            -
         Termination of NBC advertising contract                                     0.10           -           -            -
         Cumulative effect of accounting change                                      0.17           -           -            -
                                                                                --------------------------------------------------
Basic and diluted net (loss) income excluding certain one-time
and/or non-cash charges per share                                                 $ (0.34)    $ (0.11)    $ (0.07)     $ (0.06)

Weighted average shares of common stock outstanding used in computing net
(loss) income excluding certain one-time and/or non-cash charges per share
     Basic                                                                           54.8        55.5        55.6         55.8
     Diluted                                                                         54.8        55.5        55.6         55.8

                                                                                   Dec-03       FY 03

EBITDA (loss) reconciliation:
Net (loss) income                                                                 $ 0.332   $ (27.129)
Addback: Depreciation and amortization                                              1.791       8.595
         Impairment of goodwill, intangibles and fixed assets                           -       4.029
         Interest income, net                                                      (0.026)     (0.218)
         Other (income) expense, net                                               (0.588)     (0.727)
         Gain on sale of joint venture interest                                    (0.200)     (0.625)
         Minority interest                                                         (0.056)      0.051
         Cumulative effect of accounting change                                         -           -
                                                                               -----------------------
EBITDA (loss)                                                                       1.253   $ (16.024)

EBITDA (loss) excluding certain one-time and/or non-cash
charges reconciliation:
EBITDA (loss)                                                                     $ 1.253   $ (16.024)
Addback: Lease restructuring charge and severance and other related costs               -      10.075
         Termination of NBC advertising contract                                        -           -
                                                                               -----------------------
EBITDA (loss) excluding certain one-time and/or non-cash charges                  $ 1.253    $ (5.949)

Net (loss) income excluding certain one-time and/or non-cash charges reconciliation:
Net (loss) income                                                                 $ 0.332   $ (27.129)
Addback: Lease restructuring charge and severance and other related costs               -      10.075
         Impairment of goodwill, intangibles and fixed assets                           -       4.029
         Termination of NBC advertising contract                                        -           -
         Cumulative effect of accounting change                                         -           -
                                                                               -----------------------
Net (loss) income excluding certain one-time and/or non-cash charges              $ 0.332   $ (13.025)

Basic and diluted net (loss) income excluding certain one-time and/or non-cash charges per share reconciliation:
Basic and diluted net (loss) income per share                                      $ 0.01     $ (0.49)
Addback: Lease restructuring charge and severance and other related costs               -        0.18
         Impairment of goodwill, intangibles and fixed assets                           -        0.07
         Termination of NBC advertising contract                                        -           -
         Cumulative effect of accounting change                                         -           -
                                                                               -----------------------
Basic and diluted net (loss) income excluding certain one-time
and/or non-cash charges per share                                                  $ 0.01     $ (0.23)

Weighted average shares of common stock outstanding used in computing net
(loss) income excluding certain one-time and/or non-cash charges per share
     Basic                                                                           56.2        55.8
     Diluted                                                                         59.7        55.8